UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

BUNGE GLOBAL SA

(Exact name of registrant as specified in its charter)

Switzerland	000-56607	98-1743397
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Route de Florissant 13,
1206 Geneva, Switzerland	N/A
(Address of registered office and principal executive offices)	(Zip Code)

1391 Timberlake Manor Parkway
Chesterfield, MO	63017
(Address of corporate headquarters)	(Zip Code)

(314) 292-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares, par value $0.01 per share	BG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 17, 2024, Bunge Limited Finance Corp. (“BLFC”), a wholly-owned finance subsidiary of Bunge Global SA (“Bunge”), completed the sale and issuance of (i) $400 million aggregate principal amount of 4.100% Senior Notes due 2028 (the “2028 Notes”), (ii) $800 million aggregate principal amount of 4.200% Senior Notes due 2029 (the “2029 Notes”), and (iii) $800 million aggregate principal amount of 4.650% Senior Notes due 2034 (the “2034 Notes” and, together with the 2028 Notes and the 2029 Notes, the “Senior Notes”), guaranteed by Bunge. The Senior Notes were issued pursuant to an indenture, dated September 17, 2024 (the “Base Indenture”), by and among BLFC, Bunge and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated September 17, 2024 (the “First Supplemental Indenture”) by and among BLFC, Bunge and the Trustee.

The Offering was made pursuant to a shelf registration statement on Form S-3 dated September 9, 2024 (Registration No 333-282003) filed by Bunge and BLFC with the Securities and Exchange Commission. The net proceeds of the offering were approximately $1.98 billion, after deducting the underwriting discount and the estimated offering fees and expenses. The net proceeds from the Offering are expected to be used to fund a portion of the cash consideration for Bunge’s proposed acquisition (the “Acquisition”) of Viterra Limited (“Viterra”) and to repay a portion of certain Viterra debt to be assumed in connection with the Acquisition, including, in each case, related fees and expenses, and, with any remaining amounts, for general corporate purposes.

The Base Indenture, First Supplemental Indenture and the opinions relating to the validity of the Senior Notes and the related guarantee have been filed as Exhibit 4.1, Exhibit 4.2, Exhibit 5.1 and Exhibit 5.2, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit	Description
4.1	Indenture, dated September 17, 2024, by and among Bunge Limited Finance Corp., Bunge Global SA and U.S. Bank Trust Company, National Association.
4.2	First Supplemental Indenture, dated September 17, 2024, by and among Bunge Limited Finance Corp., Bunge Global SA and U.S. Bank Trust Company, National Association (including the form of Senior Note).
5.1	Opinion of Jones Day
5.2	Opinion of Homburger AG
23.1	Consent of Jones Day (included in Exhibit 5.1)
23.2	Consent of Homburger AG (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2024

BUNGE GLOBAL SA

By	/s/ Lisa Ware-Alexander
Lisa Ware-Alexander
Secretary